Exhibit 99.1

ORRSTOWN
Financial Services, Inc.

Subordinated Notes Offering

December, 2018

Confidential

Version 12/10/2018

Confidentiality Notice and Safe Harbor Statement

Orrstown Financial Services, Inc., a Pennsylvania corporation (the "Company"), has engaged Boenning & Scattergood, Inc. (the "Agent") to exclusively assist the Company in raising capital in connection with a private placement of subordinated notes (referred to as "Securities").

This Confidential Investor Presentation (the "Presentation") is being delivered to a limited number of parties who are believed to be interested in investing in the Company. The sole purpose of this Presentation is to assist the recipient in deciding whether to proceed with an in-depth investigation of the Company in accordance with procedures established by the Company and the Agent.

The material contained in this presentation is for informational purposes only and should not be considered a substitute for the Orrstown Financial Services, Inc. Note Purchase Agreement and any addendum thereto (collectively, the "NPM"). All interested investors should review the NPM carefully and consult with their financial advisors before making any investment decision.

The Securities will be issued by the Company in a transaction (the "Offering") to certain accredited investors, as that term is defined under Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, that is intended to be exempt from registration under Regulation D of the Securities Act of 1933, as amended, and otherwise in compliance with the applicable laws and regulations of any jurisdiction in which the Securities are offered or sold. In acting as the exclusive placement agent for the Offering, the Agent will seek to complete the financing on a best efforts basis, acting as the Company's agent and not as a principal in the sale and placement of the Securities. The Agent has not verified the accuracy of any information included in this Presentation or that the Company or its representatives have provided or may provide to you supplementally and accordingly the Agent disclaims any liability therefor. This Presentation may only be used to evaluate the Offering and for no competitive or other purpose. In addition to this Presentation, you will also receive the NPM.

The information in this Presentation and the NPM is confidential and may not be shown or given to any person other than those intended and may not be printed or reproduced in any manner whatsoever. Any further distribution or reproduction of this Presentation or the NPM, in whole or in part, or the divulgence of any of their contents by you is unauthorized. This Presentation and the NPM contain non-public information. You understand that the U.S. securities laws as well as the securities laws of other jurisdictions prohibit any person in possession of "material non-public information" about a company from purchasing or selling, directly or indirectly, securities of such company (including entering into short selling or hedge transactions involving such securities), or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

Neither this Presentation nor the NPM purports to contain all of the information that may be required to evaluate the Offering, and you should conduct and rely upon your own independent analysis of the Company and the data contained or referred to herein or therein. Nothing herein or in the NPM shall be construed as tax, business or legal advice. You should seek your own legal, business and tax advice.

Additionally, although each of the Company and the Agent has endeavored to include in this Presentation and the NPM information known to it which it believes to be relevant for purposes of your investigation, you understand that neither the Agent, the Company nor any of their representatives have made or makes any representation or warranty as to the accuracy or completeness of this Presentation or the NPM.

Cautionary Note Regarding Forward-Looking Statements

This document contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding the anticipated closing date of the transaction, estimated cost savings, tangible book value dilution and expected earn-back, the amount of accretion of the transaction to the Company's earnings, internal rate of return, return on average assets and return on tangible common equity, and reflect the current views of the Company's management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "should," "could," "predict," "potential," "believe," "will likely result," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "project," "forecast," "goal," "target," "would," and "outlook," or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company's industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company's control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following factors, among others listed in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, could cause the actual results of the Company's operations to differ materially from expectations: failure to obtain the approval of the shareholders of Hamilton Bancorp, Inc. ("Hamilton") in connection with the proposed acquisition; the timing to consummate the proposed acquisition; the risk that a condition to closing of the proposed acquisition may not be satisfied; the risk that a regulatory approval that may be required for the proposed acquisition is not obtained or is obtained subject to conditions that are not anticipated; the parties' ability to achieve the synergies and value creation contemplated by the proposed acquisition; the parties' ability to successfully integrate operations in the proposed acquisition; the effect of the announcement of the proposed acquisition on the ability of Hamilton to maintain relationships with its key partners, customers and employees, and on its operating results and business generally; competition; changes in economic conditions, interest rates and financial markets; and changes in legislation or regulatory requirements. The foregoing list of factors is not exhaustive.

If one or more events related to these or other risks or uncertainties materialize, or if the Company's underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise. New risks and uncertainties arise from time to time, and it is not possible for the Company to predict those events or how they may affect it. In addition, the Company cannot assess the impact of each factor on the Company's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this document are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company's behalf may issue. Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. In addition, please refer to the Risk Factors listed in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Index

ORRSTOWN
Financial Services, Inc.

I. Executive Summary

Private Placement Summary

Issuer	Orrstown Financial Services, Inc. (NASDAQ: ORRF)
Aggregate Principal Amount	$20.0 million
Denomination	$1,000
Security Type	Fixed-to-floating rate Subordinated Notes due 2028
Credit Rating	BBB- (Kroll Bond Rating Agency, Subordinated Debt)
Rate	To Be Determined Paid semi-annually during five-year fixed rate period; paid quarterly thereafter
Term	10 Years
Call Provision	Call Provision: Callable after five years at 100%; subject to certain early redemption provisions triggered by changes in tax law or regulatory treatment
Offering Type	Regulation D – Rule 506 Private Placement (Accredited Investors and Qualified Institutional Buyers ("QIBs")
Covenants / Registration Rights	Consistent with regulatory requirements for Tier 2 capital; registration rights to exchange restricted notes for registered notes
Use of Proceeds	General corporate purposes, including: financing organic growth; funding acquisitions; investments in the Company's bank and other subsidiaries for regulatory capital purposes; repurchases of common stock; and redemption of outstanding indebtedness
Sole Placement Agent	Boenning & Scattergood, Inc.

Orrstown Snapshot

Company Highlights[1]

- Overview:
  - Headquarters: Shippensburg, PA
  - Expertise: Seasoned commercial lending, trust and wealth management, and mortgage lending
  - Listing: ORRF (NASDAQ); included in Russell 2000
  - Market capitalization: ~$195 million[2]
- Pro Forma Balance Sheet:
  - Assets: ~$2.4 billion
  - Deposits: ~$2.0 billion across 39 retail branch locations
  - Net Loans: ~$1.6 billion
  - Assets Under Management: ~$1.4 billion
- Ownership:
  - ~55% retail / ~40% institutional / ~5% Corporate
  - Directors and Senior Officers own 5% +
  - No retail shareholder with 5% + ownership

Branch Footprint


Original Branches
Mercersburg Branches
Hamilton Branches
LPO
Bellefonte
State College
Lewisburg
Sunbury
Bloomsburg
Hazleton
Milton
Tyrone
Shamokin
New Castle
Lewistown
Altoona
Huntingdon
Schuylkill Haven
New Bloomfield
Hollidaysburg
Mount Union
Lebanon
Reading
Harrisburg
Carlisle
Ephrata
Middletown
Shippensburg
Lancaster
York
Chambersburg
McConnellsburg
Quincy
Gettysburg
Red Lion
New Providence
Berkeley Springs
Hagerstown
Newark
Westminster
Bel Air
Martinsburg
Frederick
Pikesville
Towson
Edgewood
Essex
Baltimore
Chestertown
Glen Burnie
Silver Spring
Annapolis

Source: S&P Global Market Intelligence.
1) Unless otherwise noted, the financial data displayed is as of September 30, 2018, adjusted on a pro forma basis based on management estimates for the acquisition of Mercersburg Financial Corporation, which closed on October 1, 2018, and the announced pending acquisition of Hamilton Bancorp, anticipated to close in July 2019.
2) Based on Orrstown's share price of $20.62 on November 30, 2018.

M&A and Market Expansion

- Recent activity: Two recent acquisitions, one in-market and another which extends current footprint into greater Baltimore market.
  - In May 2018 ORRF announced the acquisition of Mercersburg Financial Corporation for $32.4 million (closed October 1, 2018). The transaction incorporated $183.4 million of assets, extending Orrstown's presence in Franklin County.
  - In November 2018 ORRF announced the acquisition of Hamilton Bancorp, Inc. for $58.5 million. In addition to adding $502.2 million in assets, the transaction will expand Orrstown's footprint in Maryland to include Baltimore and the surrounding area.



NEWPORT
NEW BLOOMFIELD
DUNCANNON
LEBANON
WYOMISSING
HARRISBURG
HERSHEY
CAMP HILL
CARLISLE
MECHANICSBURG
SPRING RUN
ORRSTOWN
SHIPPENSBURG
NEW HOLLAND
EAST EARL
LANCASTER
YORK
CHAMBERSBURG
MERCERSBURG
GREENCASTLE
34 miles
HAGERSTOWN
COCKEYSVILLE
TOWSON
BALTIMORE
ELLICOTT CITY
PASADENA
Acquisition of Hamilton Bancorp announced 10/23/2018 with expected close July 2019

Assets ($ in billions)	
Orrstown	1.7
+ Mercersburg	1.9
+ Hamilton	2.4

Loans ($ in billions)	
Orrstown	1.1
+ Mercersburg	1.2
+ Hamilton	1.6

Deposits ($ in billions)	
Orrstown	1.4
+ Mercersburg	1.6
+ Hamilton	2.0

Branch Count	
Orrstown	26
+ Mercersburg	32
+ Hamilton	39

Source: S&P Global Market Intelligence.

Note: Unless otherwise noted, the financial data displayed is as of September 30, 2018, adjusted on a pro forma basis based on management estimates for the acquisition of Mercersburg Financial Corporation, which closed on October 1, 2018, and the announced pending acquisition of Hamilton Bancorp, anticipated to close in July 2019.

Company Highlights

GROWING REGIONAL FINANCIAL INSTITUION	• Favorable regional demographics. • Positioned to continue to benefit from market disruption associated with M&A activity involving large, out-of-market banking institutions. • Market President organizational structure leverages community ties and local market knowledge while also benefitting from an influx of talent from larger financial institutions and a solid legacy sales force. • Double digit organic loan and deposit growth each of the last two years. • Executive leadership includes professionals from larger, more complex financial institutions who have M&A experience.
DIVERSIFIED, SCALABLE BUSINESS MODEL	• Continue to focus on commercial lending and deposit gathering. • Trust, Wealth Management, and Brokerage have over $1.4 billion in total assets under management as of September 30, 2018 with strong upside growth potential. • Solid mortgage business and retail distribution network that has yet to be fully leveraged across the entire platform. • Community bank leader in technology investments; over $5 million spent in the last five years. • Maintain a strong enterprise risk management and credit culture. • Disciplined expense control with investments focused on revenue generating initiatives. • Positioning the franchise to create long-term value.
WELL POSITIONED FOR SUSTAINED GROWTH	• Attractive and expanding footprint – recent expansion into growth markets towards the south and east of original branch network. • Access to capital markets funding (Russell 2000). • Experienced, seasoned management team. • Structure, technology, processes, and procedures of a much larger organization.
CONSISTENT STRONG OPERATING RESULTS	• High quality core earnings. • Diversified revenue stream with year-to-date September 30, 2018 noninterest income representing ~30% of total revenue (excluding securities gains). • 73.0% efficiency ratio for year-to-date September 30, 2018. • Strong asset quality with NPAs / Assets of 0.40% as of September 30, 2018.

Experienced Leadership Team

Name/Title	Banking Experience	Joined ORRF	Experience / Disciplines	Prior Experience
Thomas R. Quinn, Jr. *President & CEO*	28 years	2009	CEO | Strategy | Sales | Executive	Citi, Fifth Third
David P. Boyle *EVP/Chief Financial Officer*	27 years	2012	Finance | Treasury | Strategy | Executive	PNC/Natl. City, Wayne Bancorp
Barbara E. Brobst *EVP/Chief Human Resources Officer*	36 years	1997	HR | Training | Trust | Executive	Financial Trust
Robert G. Coradi *EVP/Chief Risk Officer*	30 years	2012	Credit | Operations | Executive	Susquehanna
Philip E. Fague *EVP/Trust and Wealth Management*	30 years	1988	Mortgage | Trust | Lending | Executive	Orrstown Bank
Robert Fignar *EVP/Market President*	32 years	2018	CEO | Strategy | Sales | Executive	First Community Bank of Mercersburg
Jeffrey S. Gayman EVP/Market President	22 years	1996	Lending | Retail | Executive	Orrstown Bank
David T. Hornberger EVP/Market President	32 years	2016	Lending | Executive	Susquehanna, Graystone/Tower
Adam L. Metz *EVP/Chief Lending Officer*	23 years	2016	Lending | Executive	Metro, M&T
Rajjie Sarmey *SVP/Chief Corporate Technology Officer*	15 years	2018	Technology | Operations | Executive	PNC/Federal Reserve/ US Bancorp
Luke Bernstein *EVP/Chief Retail Officer*	5 years	2017	Communications | Executive	PBA / Office of Governor / Prudential Securities

Financial Highlights[1]

Loans[2]


($000's)
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
708,105
787,630
886,159
1,016,101
1,089,706
2014
2015
2016
2017
9/30/2018

NPAs/Assets


(%)
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
1.38%
1.40%
0.59%
0.77%
0.40%
2014
2015
2016
2017
9/30/2018
NPAs Excluding TDRs/Assets
TDRs/Assets

Deposits


($000's)
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
949,704
1,032,167
1,152,452
1,219,515
1,429,170
2014
2015
2016
2017
9/30/2018

Pre-Tax Income & Net Income[3]


($000's)
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
9,508
7,874
7,894
6,628
12,428
8,090
18,181
15,911
2015
2016
2017
YTD Annualized
Net Income
Pre-Tax Income

Source: S&P Global Market Intelligence.

1) Unless otherwise noted, financial data displayed for ORRF is as of September 30, 2018 and does not include the pro forma impact of the recent Mercersburg Financial Corporation acquisition completed on October 1, 2018 or the announced pending acquisition of Hamilton Bancorp.

2) Includes loans held for sale.

3) 2014 excluded due to the outsized impact of deferred tax asset ("DTA") recapture. Annualized year-to-date 9/30/2018 income amounts exclude $473 thousand of pre-tax ($374 thousand after tax) of merger related expenses.

ORRSTOWN
Financial Services, Inc.

II. Market and Company Overview

South Central Pennsylvania Demographics


Percent Change in Population, 2010 to 2017
Erie
Crawford
Warren
McKean
Potter
Tioga
Bradford
Susquehanna
Wayne
Forest
Elk
Cameron
Sullivan
Wyoming
Lackawanna
Pike
Mercer
Venango
Clarion
Jefferson
Clinton
Lycoming
Luzerne
Monroe
Lawrence
Butler
Clearfield
Centre
Union
Montour
Columbia
Carbon
Armstrong
Snyder
Northumberland
Northampton
Beaver
Indiana
Mifflin
Schuylkill
Lehigh
Allegheny
Cambria
Blair
Juniata
Dauphin
Berks
Perry
Lebanon
Bucks
Westmoreland
Huntingdon
Montgomery
Washington
Cumberland
Lancaster
Chester
Philadelphia
Delaware
Greene
Fayette
Somerset
Bedford
Fulton
Franklin
Adams
York
Decrease greater than 3.0%
Decrease 1.6% to 3.0%
Change +/- 1.5%
Increase 1.6% to 3.0%
Increase greater than 3.0%

Pennsylvania County Demographics

County	Median HH	2019 Estimated Population	# of HH	2010 - 2019 Population Growth Rate
Cumberland	$69,844	253,247	102,597	7.58%
York	$67,969	448,835	173,234	3.19%
Adams	$64,535	102,802	38,950	1.38%
Lancaster	$66,927	547,797	205,580	5.46%
Berks	$64,996	419,571	156,441	1.98%
Perry	$65,630	46,259	18,232	0.63%
Dauphin	$64,520	277,516	114,967	3.51%
Lebanon	$61,771	141,248	55,403	5.75%
Franklin	$63,897	155,146	60,336	3.69%
Pennsylvania	$62,370	12,820,587	5,109,218	0.93%

- Orrstown Bank's market comprises the region of Pennsylvania with some of the highest population growth counties in the Commonwealth.
- All market counties have higher median household income than Pennsylvania average.
- Strong potential for additional margin and fee income growth.

Source: S&P Global Market Intelligence. 2019 demographic data provided by Claritas based primarily on US Census data. Map data provided by Pennsylvania State Data Center.

Maryland Demographics


WASHINGTON
CARROLL
HARFORD
CECIL
FREDERICK
BALTIMORE
BALTI-MORE CITY
HOWARD
KENT
MONTGOMERY
ANNE ARUNDEL
QUEEN ANNE'S
PRINCE GEORGE'S
TALBOT
CAROLINE
CHARLES
CALVERT
DORCHESTER
ST. MARY'S
WICOMICO
WORCESTER
SOMERSET
Copyright 2005 digital-topo-maps.com

Maryland County Demographics

County	Median HH	2019 Estimated Population	# of HH	2010 - 2019 Population Growth Rate
Howard	$127,845	327,701	119,765	14.15%
Frederick	$96,662	256,371	93,587	9.85%
Anne Arundel	$102,920	579,979	216,299	7.87%
Baltimore	$52,503	606,669	245,803	-2.30%
Harford	$90,948	253,729	94,376	3.64%
Carroll	$98,279	168,131	60,986	0.60%
Balitmore City	$52,503	606,669	245,803	-2.30%
Washington	$58,180	151,306	56,909	2.63%
Maryland	$85,459	6,098,420	2,274,491	5.63%

- Maryland has highest median household income ("HHI") in nation - 35% higher than national median.
- All counties in Hamilton footprint are above state median, with Howard County ranking as wealthiest in nation.
- Maryland is the fifth most densely populated state*.
- Strong potential for additional margin and fee income growth.

*Ranked behind New Jersey, Rhode Island, Massachusetts, and Connecticut.

Source: S&P Global Market Intelligence. 2019 demographic data provided by Claritas based primarily on US Census data.

Key Metrics: 5 Quarter Trend[1]



Gross Loans ($000s)
$1,100,000
$1,080,000
$1,060,000
$1,040,000
$1,020,000
$1,000,000
$980,000
$960,000
$940,000
$920,000
$900,000
$934,382
$981,220
$1,010,012
$1,044,114
$1,063,883
$1,084,941
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018



Total Assets ($000s)
$1,750,000
$1,700,000
$1,650,000
$1,600,000
$1,550,000
$1,500,000
$1,450,000
$1,474,930
$1,533,586
$1,558,849
$1,635,906
$1,644,118
$1,720,755
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018



Total Deposits ($000s)
$1,450,000
$1,400,000
$1,350,000
$1,300,000
$1,250,000
$1,200,000
$1,150,000
$1,100,000
$1,050,000
$1,195,936
$1,216,727
$1,219,515
$1,299,514
$1,325,866
$1,429,170
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018



Loans2/ Deposits (%)
84
82
80
78
76
74
72
78.56
81.32
83.32
80.63
80.66
76.25
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018

Source: S&P Global Market Intelligence.

1) Unless otherwise noted, financial data displayed for ORRF is as of September 30, 2018 and does not include the pro forma impact of the recent Mercersburg Financial Corporation acquisition completed on October 1, 2018 or the announced pending acquisition of Hamilton Bancorp.

2) Loans include loans held for sale

Key Metrics: 5 Quarter Trend



Cost of Interest-Bearing Deposits (%)
1.00
0.90
0.80
0.70
0.60
0.50
0.62
0.65
0.67
0.76
0.94
2017 Q3
2017 Q4
2018 Q1
2018 Q2
2018 Q3



Net Interest Margin (%)
3.34
3.32
3.30
3.28
3.26
3.24
3.22
3.31
3.27
3.26
3.32
3.28
2017 Q3
2017 Q4
2018 Q1
2018 Q2
2018 Q3

Source: S&P Global Market Intelligence.
Unless otherwise noted, financial data displayed for ORRF is as of September 30, 2018 and does not include the pro forma impact of the recent Mercersburg Financial Corporation acquisition completed on October 1, 2018 or the announced pending acquisition of Hamilton Bancorp.

Key Metrics: 5 Quarter Trend



ALLL / Gross Loans (%)
1.38
1.36
1.34
1.32
1.30
1.28
1.26
1.24
1.22
1.20
1.18
1.36
1.29
1.26
1.24
1.26
1.27
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018



NPLs / Loans (%)
1.20
1.00
0.80
0.60
0.40
0.20
0.00
0.68
0.65
1.05
0.98
0.57
0.60
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018



Texas Ratio
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
4.76
4.93
7.43
7.53
4.09
4.31
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018



NCOs / Avg. Loans (%)
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00
-0.05
-0.10
-0.15
0.01
0.03
0.31
0.00
-0.09
-0.07
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018

Source: S&P Global Market Intelligence.
Unless otherwise noted, financial data displayed for ORRF is as of September 30, 2018 and does not include the pro forma impact of the recent Mercersburg Financial Corporation acquisition completed on October 1, 2018 or the announced pending acquisition of Hamilton Bancorp.

Key Metrics: 2015 to Current


ROAA (%)
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.64
0.50
0.54
0.95
2015
2016
2017
2018 Q3 YTD


ROAE (%)
12.00
10.00
8.00
6.00
4.00
2.00
0.00
5.99
4.80
5.73
10.86
2015
2016
2017
2018 Q3 YTD


Efficiency Ratio (%)
86.00
84.00
82.00
80.00
78.00
76.00
74.00
72.00
70.00
68.00
66.00
83.68
82.80
76.28
73.01
2015
2016
2017
2018 Q3 YTD


EPS ($)
2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
0.97
0.81
0.98
1.90
2015 FY
2016 FY
2017 FY
YTD Annualized

Source: S&P Global Market Intelligence.

Unless otherwise noted, financial data displayed for ORRF is as reported as of September 30, 2018 and does not include the pro forma impact of the recent Mercersburg Financial Corporation acquisition completed on October 1, 2018 or the announced pending acquisition of Hamilton Bancorp.

Annualized year-to-date 9/30/2018 Net Income for EPS purposes amounts exclude $473 thousand of pre-tax ($374 thousand after tax) of merger related expenses.

Deposit & Loan Composition

Deposit Mix



Time > $100k
7.6%
Transaction
10.9%
Time < $100k
16.0%
MMDA +
Savings
65.5%

Cost of Funds	0.93%

Loan Mix



Farm
1.2%
Construction
4.0%
Other
4.2%
1-4 Family
24.5%
HELOC
12.4%
C&I
10.0%
Other
Consumer
3.0%
Multifamily +
CRE
40.7%

Yield on Loans	4.57%
CRE / Total Capital	223.08%
Construction / Total Capital	26.80%

Source: S&P Global Market Intelligence.
Unless otherwise noted, financial data displayed for ORRF is as of September 30, 2018 and does not include the pro forma impact of the recent Mercersburg Financial Corporation acquisition completed on October 1, 2018 or the announced pending acquisition of Hamilton Bancorp.

Diversified and Growing Revenue Streams[1]

1



$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
64.6% Margin Business Revenue
64.8% Margin Business Revenue
67.5% Margin Business Revenue
68.4% Margin Business Revenue

	2015	2016	2017	2018 YTD Annualized
Other	$1,633	$1,339	$1,198	$2,774
Gain on Investments	$1,924	$1,420	$1,190	$1,188
Insurance	$1,025	$1,099	$1,109	$1,468
Mortgage	$2,747	$3,412	$2,919	$2,732
Brokerage	$2,025	$1,933	$1,896	$1,514
Wealth Management / Trust	$4,598	$5,091	$6,400	$6,716
Deposits	$5,226	$5,445	$5,675	$5,873
Net Interest Income [2]	$34,937	$36,295	$42,371	$48,188

Source: S&P Global Market Intelligence.

1) Unless otherwise noted, financial data displayed for ORRF is as of September 30, 2018 and does not include the pro forma impact of the recent Mercersburg Financial Corporation acquisition completed on October 1, 2018 or the announced pending acquisition of Hamilton Bancorp.

2) Net interest income after provisions for loan losses.

ORRSTOWN
Financial Services, Inc.

III. Strategic Investments and M&A Activity

2015-Present: Strategic Investments Continue

2015	2016	2017	2018
Investments in customer-facing talent to take advantage of significant market disruption: • Cash Management Team • Commercial Lender lift outs begin • First investment in Lancaster County • "Acquisition without the intangibles"	• Investments in customer-facing talent continue (14 new customer-facing hires) • Continued franchise expansion east of Susquehanna River in Berks, Dauphin, and Lancaster Counties	• Continued organic expansion with double digit loan and deposit growth • Maintain loan to deposit ratio in low to mid 80's range	• First acquisition announced and closed: Mercersburg Financial Corp. • Second acquisition announced: Hamilton Bancorp • Continued organic growth: three new branches opened in Lancaster county, Loan Production Office in York • Continued strong year-over-year performance (Net Income +40%)

KEY TAKEAWAYS

- Experienced management team began investing in franchise expansion earlier than competition: "*Investments in technology and talent*"
- Strategic plan anticipates combination of continued organic growth and eye toward acquisition opportunities.

Mercersburg: Key Transaction Terms and Assumptions

Consideration	■ Mercersburg shareholders could elect 1.5291 ORRF shares or $40.00 in cash ■ Proration to ensure 85% of Mercersburg shares exchanged for stock and 15% for cash ■ Per share consideration valued at $40.00[1] ■ Aggregate consideration valued at $32.4 million[1]
Cost Savings and Merger Costs	■ $2.6 million pre-tax cost savings (45% of Mercersburg's operating expense base) ■ $3.0 million pre-tax merger costs
Fair Value Adjustments	■ $3.6 million gross credit mark ■ $650,000 mark to reflect Mercersburg's pension plan obligations
Required Approvals (4 months)	■ 5/31/2018: Deal announced ■ 8/29/2018: Regulatory approval ■ 9/11/2018: Mercersburg shareholder approval ■ 10/1/2018: Deal closed
Management and Board	■ Bob Fignar, Mercersburg's President & CEO, joined Orrstown as Market President for Franklin and Perry counties in Pennsylvania, and Washington County, Maryland ■ Michael Rice, Director at Mercersburg, joined boards of Orrstown and Orrstown Bank

1 Based on Orrstown's 15-day volume weighted average stock price of $26.16 as of May 29, 2018.

Transaction Pricing and Financial Impact

Transaction Pricing:	ORRF / MCBG	Recent Deals[1]
Price / LTM Earnings[2]	23.7x	27.5x
Normalized Price / LTM Earnings[2,3]	19.0x	27.5x
Normalized Price / LTM Earnings + Cost Savings[2,3]	7.6x	11.1x
Price / Tangible Book Value (LTM ROATCE)	1.53x (6.2%)	1.60x (5.9%)
Normalized Price / Tangible Book Value (LTM ROATCE)[3]	1.77x (9.0%)	2.05x (7.8%)
Core Deposit Premium	7.4%	11.8%

Financial Impact:	ORRF / MCBG
2019E GAAP EPS Accretion	8.7%
Internal Rate of Return	18%
2019E ROAA Pickup	~10 bps
2019E ROATCE Pickup	~100 bps
Tangible Book Value Dilution	3.6%
Tangible Book Value Earnback Period (Crossover)	~3 years

1 Includes deals over $10 million in value since January 1, 2017 involving targets headquartered in PA, OH, MD or WV with positive LTM ROAAs.
2 LTM earnings based on 21% effective tax rate for comparability purposes.
3 Normalized pricing multiples adjust for excess capital above 8% TCE/TA. Mercersburg's TCE/TA was 11.5% as of March 31, 2018.

Hamilton: Key Transaction Terms and Assumptions

CONSIDERATION	■ Hamilton common shares exchanged for 0.54 ORRF shares and $4.10 in cash[1] ■ Hamilton options cashed out at the difference between merger and exercise price ■ Per share consideration valued at $16.90[2] ■ Aggregate consideration valued at $58.5 million[2]
COST SAVINGS AND MERGER COSTS	■ $5.2 million pre-tax cost savings (~40% of Hamilton's operating expense base) ■ $7.4 million pre-tax merger costs
MERGER ADJUSTMENTS	■ $7.5 million gross loan credit mark; $4.5 million net of Hamilton's ALLL ■ $4.5 million recovery of Hamilton's deferred tax asset valuation allowance ■ Hamilton's ESOP loan repaid and plan terminated
REQUIRED APPROVALS	■ 10/23/2018: Deal announced ■ Q2 2019: Anticipated Hamilton shareholder approval ■ Q2 2019: Anticipated regulatory approval ■ July 2019: Anticipated deal close
MANAGEMENT AND BOARD	■ Ellen Fish, Hamilton's EVP, to join Orrstown as a senior lender ■ One of Hamilton's current directors to join Orrstown and Orrstown Bank boards ■ Certain directors of Hamilton and members of Hamilton's existing advisory board to be offered a position on a Baltimore Regional Advisory Board

1 Subject to potential reduction as detailed in the merger agreement.

2 Based on Orrstown's 15-day volume weighted average stock price of $23.71 as of October 22, 2018. Aggregate consideration includes Hamilton's 3,416,414 common shares outstanding and 262,704 options outstanding with a weighted average exercise price of $13.87.

Transaction Pricing and Financial Impact

Transaction Pricing:	ORRF / HBK[1]	Recent Deals[2]
Normalized Price / LTM Earnings + Cost Savings[3,4]	10.1x	12.2x
Normalized Price / Tangible Book Value[4]	1.31x	1.91x
Core Deposit Premium[5]	4.3%	11.7%

Financial Impact:	ORRF / HBK
2020E EPS Accretion	8.0%
Internal Rate of Return	18.6%
2020E ROAA Pickup	2 bps
2020E ROATCE Pickup	96 bps
Tangible Book Value Dilution	1.7%
Tangible Book Value Dilution Earnback Period (Crossover)	1.3 years

1 Based on Orrstown's 15-day volume weighted average stock price of $23.71 as of October 22, 2018 and Hamilton's 3,416,414 common shares outstanding and 262,704 options outstanding with a weighted average exercise price of $13.87.
2 Includes deals since January 1, 2017 involving targets headquartered in Maryland and Pennsylvania with assets between $250M and $1B; Excludes mergers of equals.
3 LTM earnings based on 21% effective tax rate for comparability purposes.
4 Normalized pricing multiples adjust for excess capital above 8% TCE/TA. Hamilton's TCE/TA was 8.9% as of June 30, 2018.
5 Core deposits exclude time deposit accounts with balances over $100,000 and foreign deposits, if applicable.

New Branches Continue to Outperform Growth Projections



Lancaster Branch Deposits ($000's) - $75,832
$1,988
$11,000
$25,071
$24,815
$12,958
Reciprocal Deposits
Spring Valley (6/2016)
New Holland (8/2017)
Manheim (4/2017)
Olde Hickory (9/2018)



Harrisburg Regional Office Deposits ($000's)
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
895
1,260
6,106
10,635
14,586
11,605
19,419
28,727
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018

- New branches continue to exceed internal projections.
- Lancaster County continues strong deposit performance-- two new branches scheduled to open by January 2019.
- Smaller branch footprints, (<1,500 sq. ft.), combined with technology are being received favorably.
- Harrisburg Regional Office (HRO) nearly $30 million in deposits in less than two years, despite being ~780 sq. ft. inside office building facility.
- Cash management and Wheatland Advisors both benefiting from solid market demographics.



ORRSTOWN BANK

Branch deposit data from internal reporting using same deposit class codes as reported to FDIC; at 9/30 ~$11 million in reciprocal deposits.

IV. Selected Supplemental Pro Forma Financial Data

Pro Forma Double Leverage and Interest Coverage

- Dividend capacity from bank to holding company of $20 million while maintaining an 8% total capital ratio as of September 30, 2018.
- Low pro forma September 30, 2018 double leverage ratio of 104.6%.
- Significant pro forma September 30, 2018 interest coverage of 2.58x including deposits and 6.59x excluding deposits.

	($000s)	For the years ended December 31, 2014	2015	2016	2017	ORRF 9/30/18	Estimated Mergers Related Adjustments	ORRF Pro Forma with Mergers 9/30/18
	Double Leverage Calculation							
A	Shareholders' equity - bank level	126,084	117,163	121,362	140,429	142,026	51,146 (1)	193,172
B	Shareholders' equity - consolidated	127,265	133,061	134,859	144,765	145,557	57,748 (1)	203,305
A / B	**Double leverage ratio**	**99.1%**	**88.1%**	**90.0%**	**97.0%**	**97.6%**		**95.0%**
	Assumed sub-debt proceeds downstreamed to bank					$ 19,500 (2)		$ 19,500 (2)
C	Shareholders' equity - bank level (including downstreamed proceeds)					$ 161,526		$ 212,672
D	Shareholders' equity - consolidated					145,557		203,080
C / D	**Adjusted double leverage ratio**					**111.0%**		**104.7%**
	Interest Coverage							
	Interest expense:						Annualized	
E	Deposits	$ 3,678	$ 3,606	$ 4,811	$ 6,134	$ 9,020 (3)	$ 4,394 (3)	$ 13,414
F	Debt	481	695	606	1,510	3,092 (3)	1,062 (3)	4,154
G	Proposed subordinated debt	-	-	-	-	1,150 (2)	-	1,150 (2)
E+F+G = H	Total interest expense	4,159	4,301	5,417	7,644	13,262	5,456	18,718
I	Pre-tax income	$ 13,010	$ 9,508	$ 7,894	$ 12,428	$ 18,181 (4)	$ 11,278 (5)(6)	$ 29,459
(I+H) / H	**Interest coverage (including deposits)**	**4.13x**	**3.21x**	**2.46x**	**2.63x**	**2.37x**		**2.57x**
(I+F+G) / (F+G)	**Interest coverage (excluding deposits)**	**28.05x**	**14.68x**	**14.03x**	**9.23x**	**5.29x**		**6.55x**

Notes

(1) Estimated pro forma adjustments for Mercersburg Fianncial Corporation acquistion, which closed on 10/1/18, and pending Hamilton Bancorp acquisition.
(2) Assumes $20.0 million of sub-debt raised ($19.5 million after issuance costs) with a annual coupon of 5.750%, of which $19.5 million is downstreamed to the bank subsidiary as equity.
(3) ORRF: Annualized YTD 9-months 9/30/18 interest expense -- Mercersburg: Annualized YTD 6-months 6/30/18 interest expense -- Hamilton: Annualized FYTD 6-months 9/30/18 interest expense.
(4) ORRF: Annualized 9-months 9/30/18 YTD pre-tax income of $13.6 million (exlcudes ~$473 thousand of merger related expenses)
(5) Mercersburg: Normalized annual pre-tax income based on annualized 6-months 6/30/18 YTD pre-tax income of $1.5 million plus $2.6 million of estimated merger related cost savings, fully realized.
(6) Hamilton: Normalized annual pre-tax income based on annualized 9-months 9/30/18 FYTD pre-tax income of $3.1 million plus $5.2 million of estimated merger related cost savings, fully realized.

Pro Forma Capital Ratios

(dollars in thousands)	ORRF As Reported 9/30/18	Net Pro Forma Adjustments for Mercersburg and Hamilton Acquisitions	ORRF with Pro Forma Acquisitions 9/30/18	Pro Forma Adjustments For Sub-Debt Raise		ORRF with Pro Forma Acquisitions and Sub-Debt 9/30/18
CONSOLIDATED						
Financial Summary						
1 Cash and Securities	$ 539,710	$ 91,419	$ 631,129	$ 19,500		$ 650,629
2 Other Assets	104,150	41,794	145,944	275	(1)	146,219
4 Intangible Assets	1,003	22,826	23,829	-		23,829
3 Total Assets	1,720,755	665,557	2,386,312	19,775		2,406,087
5 Total Debt	128,896	51,338	180,234	20,000		200,234
6 Total Shareholders' Equity	145,557	57,748	203,305	(225)	(1)	203,080
7 Total Assets for Leverage Ratio	$ 1,685,149	$ 647,133	$ 2,332,282	$ 19,500	(2)	$ 2,351,782
Regulatory Capital Summary						
8 Common Equity Tier 1 Capital	$ 149,288	$ 37,009	$ 186,297	$ -		$ 186,297
9 Tier 1 Capital	149,288	37,009	186,297	-		186,297
10 Tier 2 Capital	14,688	-	14,688	19,500		34,188
11 Total Risk-Based Capital	163,976	37,009	200,985	19,500		220,485
12 Risk Weighted Assets	$ 1,222,066	$ 461,441	$ 1,683,507	$ 7,800	(3)	$ 1,691,307
Regulatory Capital Ratios						
13 Leverage Ratio	8.86%		7.99%			7.92%
14 Common Equity Tier 1 Capital Ratio	12.22%		11.07%			11.01%
15 Tier 1 Capital Ratio	12.22%		11.07%			11.01%
16 Total Capital Ratio	13.42%		11.94%			13.04%
BANK LEVEL						
Financial Summary						
17 Cash and Securities	$ 530,253	$ 85,601	$ 615,854	$ 19,500	(4)	$ 635,354
18 Other Assets	114,072	44,341	158,413	-		158,413
19 Intangible Assets	2,977	22,825	25,802	-		25,802
20 Total Assets	1,718,431	661,873	2,380,304	19,500		2,399,804
21 Total Debt	128,896	53,552	182,448	-		182,448
22 Total Shareholders' Equity	142,026	51,146	193,172	19,500		212,672
23 Total Assets for Leverage Ratio	$ 1,689,867	$ 647,133	$ 2,337,000	$ 19,500	(4)	$ 2,356,500
Regulatory Capital Summary						
24 Common Equity Tier 1 Capital	$ 146,664	$ 30,407	$ 177,071	$ 19,500		$ 196,571
25 Tier 1 Capital	146,664	30,407	177,071	19,500		196,571
26 Tier 2 Capital	14,688	-	14,688	-		14,688
27 Total Risk-Based Capital	161,352	30,407	191,759	19,500		211,259
28 Risk Weighted Assets(2)	$ 1,220,699	$ 461,186	$ 1,681,885	$ 7,800	(3)	$ 1,689,685
Regulatory Capital Ratios						
29 Leverage Ratio	8.68%		7.58%			8.34%
30 Common Equity Tier 1 Capital Ratio	12.01%		10.53%			11.63%
31 Tier 1 Capital Ratio	12.01%		10.53%			11.63%
32 Total Capital Ratio	13.22%		11.40%			12.50%

(1) Placement agent fees are assumed to be capitalized while legal and other professional fees related to the capital raise are assumed to be expensed as incurred, impacting equity.
(2) Pro forma analysis assumes amounts occur at beginning of pro forma period.
(3) Assumes a 40% risk weighting for risk weighted assets related to the capital raise.
(4) Assumes $19.5 million downstreamed from holding company to bank subsidiary as common equity.

ORRSTOWN
Financial Services, Inc.

V. Glossary of Terms

Glossary of Terms

- **ALLL:** Allocated Losses on Loans and Leases
- **Bps:** Basis Points
- **Construction Loans:** Loans for construction and land development
- **CRE:** Commercial Real Estate Loans
- **EPS:** Earnings Per Share
- **ESOP:** Employee Stock Ownership Plan
- **HHI:** Household Income
- **LPO:** Loan Production Office
- **LTM:** Last Twelve Months
- **NPAs:** Non Performing Assets
- **NPLs:** Non Performing Loans
- **ROAA:** Return on Average Assets
- **ROAE:** Return on Average Equity
- **ROATCE:** Return on Average Tangible Common Equity
- **TCE/TA:** Tangible Common Equity / Tangible Assets
- **Texas Ratio:** The amount of NPAs divided by the sum of tangible common equity and loan loss reserves
- **QIB:** Qualified Institutional Buyers
- **YTD:** Year-to-Date